UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

ROCKET LAB CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, following approval by the Compensation Committee of the Board of Directors of Rocket Lab Corporation (the “Company”), Rocket Lab Limited, a New Zealand limited company and wholly-owned subsidiary of the Company, entered into an amendment (the “Beck Agreement Amendment”) to the amended and restated employment agreement, dated December 3, 2024, with Sir Peter Beck, the Company’s Chairman and Chief Executive Officer (the “Existing Beck Employment Agreement”). The Beck Agreement Amendment provides for (1) the voluntary reduction by Mr. Beck of his annual base salary under the Existing Beck Employment Agreement to $1.00 or the statutory minimum required under New Zealand law, (2) the agreement that Mr. Beck shall not be have any expectation of, or entitlement to, any annual bonus or any Target Annual Bonus amount and (3) the waiver of any claims of a breach of the Existing Beck Employment Agreement or that Good Reason has occurred under the Company’s Executive Severance Plan as a result of the changes set forth in the Beck Agreement Amendment.

In addition, on March 30, 2026, Mr. Beck and the Company entered into a restricted stock unit (“RSU”) cancellation agreement pursuant to which Mr. Beck voluntarily forfeited and cancelled all unvested RSUs held by Mr. Beck representing an aggregate of 392,155 shares of the Company’s common stock. Mr. Beck’s focus is the long-term appreciation of shareholder value rather than short-term cash or equity incentives. At Mr. Beck’s request, the capital previously allocated for this compensation will be redirected toward Company priorities and strategic R&D initiatives, reinforcing a shared commitment to disciplined fiscal management and growth.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	March 30, 2026	By:	/s/ Arjun Kampani
Arjun Kampani Senior Vice President, General Counsel, and Corporate Secretary

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